Exhibit 10.34

INDEX OF PROMISSORY NOTES, AMENDMENT AND RELATED ALLONGES

A.        Promissory Notes and Related Allonges

Order	Filing description	Ordering
1	Promissory Note dated January 13, 2025; Note No. TPH 1.05; U.S. $100,000; payable to Wellen Sham.
2	Allonge to the January 13, 2025 Promissory Note (U.S. $100,000; Wellen Sham)	Placed immediately after the related note.
3	Promissory Note dated February 18, 2025; Note No. TPH 1.06; U.S. $271,440; payable to Wellen Sham.
4	Allonge to the February 18, 2025 Promissory Note (U.S. $271,440; Wellen Sham).	Placed immediately after the related note.
5	Promissory Note dated March 13, 2025; Note No. TPH 1.07; U.S. $120,030; payable to Wellen Sham.
6	Allonge to the March 13, 2025 Promissory Note (U.S. $120,030; Wellen Sham).	Placed immediately after the related note.
7	Promissory Note dated March 28, 2025; Note No. TPH 1.08; U.S. $100,000; payable to Sham Ling Houng.
8	Allonge to the March 28, 2025 Promissory Note (U.S. $100,000; Ling Houng Sham).	Placed immediately after the related note.
9	Promissory Note dated April 3, 2025; Note No. TPH 1.09; U.S. $134,000; payable to Wellen Sham.
10	Allonge to the April 3, 2025 Promissory Note (U.S. $134,000; Wellen Sham).	Placed immediately after the related note.
11	Promissory Note dated May 16, 2025; Note No. TPH 1.10; U.S. $140,000; payable to Wellen Sham.
12	Allonge to the May 16, 2025 Promissory Note (U.S. $140,000; Wellen Sham).	Placed immediately after the related note.
13	Promissory Note dated May 30, 2025; Note No. TPH 1.11; U.S. $16,020; payable to Wellen Sham.
14	Allonge to the May 30, 2025 Promissory Note (U.S. $16,020; Wellen Sham).	Placed immediately after the related note.
15	Promissory Note dated June 26, 2025; Note No. TPH 1.12; U.S. $150,000; payable to Wellen Sham.
16	Allonge to the June 26, 2025 Promissory Note (U.S. $150,000; Wellen Sham).	Placed immediately after the related note.
17	Promissory Note dated July 25, 2025; Note No. TPH 1.13; stated original principal amount U.S. $111,596; payable to Wellen Sham.
18	Amendment dated January 13, 2026 to the July 25, 2025 Promissory Note, reducing the principal balance from U.S. $111,596 to U.S. $87,773.	Placed after the original note and before the related allonge.
19	Allonge to the July 25, 2025 Promissory Note, as amended January 13, 2026 (U.S. $87,773; Wellen Sham).	Placed after the note and its amendment.
20	Promissory Note dated August 26, 2025; Note No. TPH 1.14; U.S. $120,000; payable to Wellen Sham.
21	Allonge to the August 26, 2025 Promissory Note (U.S. $120,000; Wellen Sham).	Placed immediately after the related note.
22	Promissory Note dated September 10, 2025; Note No. TPH 1.15; U.S. $50,000; payable to Wellen Sham.
23	Allonge to the September 10, 2025 Promissory Note (U.S. $50,000; Wellen Sham).	Placed immediately after the related note.
24	Promissory Note dated November 6, 2025; Note No. TPH 1.16; U.S. $120,000; payable to Wellen Sham.
25	Allonge to the November 6, 2025 Promissory Note (U.S. $120,000; Wellen Sham).	Placed immediately after the related note.
26	Promissory Note dated December 4, 2025; Note No. TPH 1.17; U.S. $40,000; payable to Wellen Sham.
27	Allonge to the December 4, 2025 Promissory Note (U.S. $40,000; Wellen Sham).	Placed immediately after the related note.
28	Promissory Note dated February 10, 2026; Note No. TPH 1.18; U.S. $150,000; payable to Wellen Sham.
29	Allonge to the February 10, 2026 Promissory Note (U.S. $150,000; Wellen Sham).	Placed immediately after the related note.
30	Promissory Note dated March 26, 2026; Note No. TPH 1.19; U.S. $200,000; payable to Wellen Sham.
31	Allonge to the March 26, 2026 Promissory Note (U.S. $200,000; Wellen Sham).	Placed immediately after the related note.
32	Promissory Note dated April 28, 2026; Note No. TPH 1.20; U.S. $47,000; payable to Wellen Sham.
33	Allonge to the April 28, 2026 Promissory Note (U.S. $47,000; Wellen Sham).	Placed immediately after the related note.
34	Promissory Note dated May 19, 2026; Note No. TPH 1.21; U.S. $125,000; payable to Wellen Sham.
35	Allonge to the May 19, 2026 Promissory Note (U.S. $125,000; Wellen Sham).	Placed immediately after the related note.

B.        Allonges with filing reference of related Promissory Notes

Order	Filing description	SEC link
36	Allonge to Promissory Note dated May 22, 2024 (outstanding principal balance U.S. $100,000; Ling Houng Sham; maker originally Feutune Light Acquisition Corp.).	SEC Exhibit 10.2 — May 22, 2024 Promissory Note
37	Allonge to Promissory Note dated June 18, 2024 (U.S. $100,000; Ling Houng Sham; maker originally Thunder Power Holdings Limited).
38	Allonge to Promissory Note dated June 18, 2024 (U.S. $260,000; Wellen Sham; maker originally Thunder Power Holdings Limited).
39	Allonge to Promissory Note dated June 21, 2024 (outstanding principal balance U.S. $300,000; Wellen Sham; maker originally Feutune Light Acquisition Corp.).	SEC Exhibit 10.6 — June 21, 2024 Promissory Note
40	Allonge to Promissory Note dated September 11, 2024 (U.S. $350,060 stated in instrument; Wellen Sham).	SEC Exhibit 10.3 — September 11, 2024 Promissory Note
41	Allonge to Promissory Note dated October 16, 2024 (U.S. $100,000; Wellen Sham).	SEC Exhibit 10.4 — October 16, 2024 Promissory Note
42	Allonge to Promissory Note dated November 13, 2024 (U.S. $121,500; Wellen Sham).	SEC Exhibit 10.24 — November 13, 2024 Promissory Note
43	Allonge to Promissory Note dated December 10, 2024 (U.S. $120,000; Wellen Sham).	SEC Exhibit 10.25 — December 10, 2024 Promissory Note

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $100,000

Dated: January 13, 2025

Note No. TPH 1.05

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of One Hundred Thousand U.S. Dollars (U.S. $100,000), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 8.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a. Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St #848

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

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or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

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The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

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ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED January 13, 2025, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$100,000.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. The Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to January 13, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

c)	Solely to the extent that, prior to the Effective Date (as defined below), an Event of Default existed under the Promissory Note by reason of non-payment at the Promissory Note’s original Maturity Date, such Event of Default is hereby waived as of the Effective Date. No other Default or Event of Default under the Promissory Note is waived or modified by this Allonge.

d)	From the Effective Date (as defined below) until the New Maturity Date, the Holder will not exercise the remedies set forth in Section 4 of the Promissory Note with respect to the existing Event of Default described in Section 1(c) above, so long as the Maker (i) has executed the Security Agreement and any related or ancillary agreements related thereto, (ii) is not otherwise in default and no other Event of Default exists, and (iii) pays current interest and any agreed fees when due. The forbearance described in this Section 1(d) shall end automatically if any of the foregoing conditions is not met and the Holder’s rights and remedies shall be fully available under the Promissory Note, this Allonge and applicable law.

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $271,440

Dated: February 18, 2025

Note No. TPH 1.06

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of Two Hundred and Seventy One Thousand Four Hundred and Forty U.S. Dollars (U.S. $271,440), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 8.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a.  Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

2

(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St #848

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

3

9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

4

The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

5

ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED February 18, 2025, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$271,440.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. The Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to February 18, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Patties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

c)	Solely to the extent that, prior to the Effective Date (as defined below), an Event of Default existed under the Promissory Note by reason of non-payment at the Promissory Note’s original Maturity Date, such Event of Default is hereby waived as of the Effective Date. No other Default or Event of Default under the Promissory Note is waived or modified by this Allonge.

d)	From the Effective Date (as defined below) until the New Maturity Date, the Holder will not exercise the remedies set forth in Section 4 of the Promissory Note with respect to the existing Event of Default described in Section 1(c) above, so long as the Maker (i) has executed the Security Agreement and any related or ancillary agreements related thereto, (ii) is not otherwise in default and no other Event of Default exists, and (iii) pays current interest and any agreed fees when due. The forbearance described in this Section 1(d) shall end automatically if any of the foregoing conditions is not met and the Holder’s rights and remedies shall be fully available under the Promissory Note, this Allonge and applicable law.

2. Effective Date. The amendments set forth in paragraph I above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $120,030

Dated: March 13, 2025

Note No. TPH 1.07

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of One Hundred Twenty Thousand and Thirty U.S. Dollars (U.S. $120,030), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 8.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a.  Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

2

(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St #848

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

3

9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

4

The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

5

ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED March 13, 2025, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$120,030.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. The Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to March 13, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

c)	Solely to the extent that, prior to the Effective Date (as defined below), an Event of Default existed under the Promissory Note by reason of non-payment at the Promissory Note’s original Maturity Date, such Event of Default is hereby waived as of the Effective Date. No other Default or Event of Default under the Promissory Note is waived or modified by this Allonge.

d)	From the Effective Date (as defined below) until the New Maturity Date, the Holder will not exercise the remedies set forth in Section 4 of the Promissory Note with respect to the existing Event of Default described in Section l(c) above, so long as the Maker (i) has executed the Security Agreement and any related or ancillary agreements related thereto, (ii) is not otherwise in default and no other Event of Default exists, and (iii) pays current interest and any agreed fees when due. The forbearance described in this Section 1(d) shall end automatically if any of the foregoing conditions is not met and the Holder’s rights and remedies shall be fully available under the Promissory Note, this Allonge and applicable Jaw.

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $100,000

Dated: March 28, 2025

Note No. TPH 1.08

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Sham Ling Houng (the “Holder”) the principal balance (the “Principal Balance”) of One Hundred Thousand U.S. Dollars (U.S. $100,000), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 8.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a. Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

2

(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St #848

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Sham Ling Houng

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

shamlingol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

3

10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

4

The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

SHAM Ling Houng

By:	/s/ SHAM Ling Houng

[signature page to the promissory note]

5

ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED March 28, 2025, (the “Promissory Note”),

Payable to the order of

Sham Ling Houng (whose legal name is “Ling Houng Sham”) (the “Holder”)

in the original principal amount of

US$100,000.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. The Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to March 28, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

c)	Solely to the extent that, prior to the Effective Date (as defined below), an Event of Default existed under the Promissory Note by reason of non-payment at the Promissory Note’s original Maturity Date, such Event of Default is hereby waived as of the Effective Date. No other Default or Event of Default under the Promissory Note is waived or modified by this Allonge.

d)	From the Effective Date (as defined below) until the New Maturity Date, the Holder will not exercise the remedies set forth in Section 4 of the Promissory Note with respect to the existing Event of Default described in Section 1(c) above, so long as the Maker (i) has executed the Security Agreement and any related or ancillary agreements related thereto, (ii) is not otherwise in default and no other Event of Default exists, and (iii) pays current interest and any agreed fees when due. The forbearance described in this Section 1(d) shall end automatically if any of the foregoing conditions is not met and the Holder’s rights and remedies shall be fully available under the Promissory Note, this Allonge and applicable law.

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Sham Ling Houng
Sham Ling Houng
(Legal name: Ling Houng Sham)

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $134,000

Dated: April 3, 2025

Note No. TPH 1.09

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of One Hundred Thirty Four Thousand U.S. Dollars (U.S. $134,000), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 8.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a.  Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

2

(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St #848

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

3

9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

4

The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

5

ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED April 3, 2025, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$134,000.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. The Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to April 3, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

c)	Solely to the extent that, prior to the Effective Date (as defined below), an Event of Default existed under the Promissory Note by reason of non-payment at the Promissory Note’s original Maturity Date, such Event of Default is hereby waived as of the Effective Date. No other Default or Event of Default under the Promissory Note is waived or modified by this Allonge.

d)	From the Effective Date (as defined below) until the New Maturity Date, the Holder will not exercise the remedies set forth in Section 4 of the Promissory Note with respect to the existing Event of Default described in Section 1(c) above, so long as the Maker (i) has executed the Security Agreement and any related or ancillary agreements related thereto, (ii) is not otherwise in default and no other Event of Default exists, and (iii) pays current interest and any agreed fees when due. The forbearance described in this Section 1(d) shall end automatically if any of the foregoing conditions is not met and the Holder’s rights and remedies shall be fully available under the Promissory Note, this Allonge and applicable law.

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $140,000

Dated: May 16, 2025

Note No. TPH 1.10

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of One Hundred and Forty Thousand U.S. Dollars (U.S. $140,000), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 8.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a.  Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

2

(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St #848

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

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9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

4

The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

5

ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED May 16, 2025, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$ l40,000.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. The Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to May 16, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that ce1iain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

c)	Solely to the extent that, prior to the Effective Date (as defined below), an Event of Default existed under the Promisso1y Note by reason of non-payment at the Promissory Note’s original Maturity Date, such Event of Default is hereby waived as of the Effective Date. No other Default or Event of Default under the Promissory Note is waived or modified by this Allonge.

d)	From the Effective Date (as defined below) until the New Maturity Date, the Holder will not exercise the remedies set forth in Section 4 of the Promissory Note with respect to the existing Event of Default described in Section 1(c) above, so long as the Maker (i) has executed the Security Agreement and any related or ancillary agreements related thereto, (ii) is not otherwise in default and no other Event of Default exists, and (iii) pays current interest and any agreed fees when due. The forbearance described in this Section 1(d) shall end automatically if any of the foregoing conditions is not met and the Holder’s rights and remedies shall be fully available under the Promissory Note, this Allonge and applicable law.

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $16,020

Dated: May 30, 2025

Note No. TPH 1.11

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of Sixteen Thousand and Twenty U.S. Dollars (U.S. $16,020), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 8.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a.  Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

6

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

7

(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St #848

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

8

10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

9

The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

10

ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED May 30, 2025, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$16,020.00

The terms of the Promissory Nate to which this Allonge is appended are hereby amended as follows:

1. In consideration of the Holder’s agreement to extend the Maturity Date and the Maker’s contemporaneous entry into the Security Agreement, the Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promisso1y Note is hereby extended to May 30, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $150,000

Dated: June 26, 2025

Note No. TPH 1.12

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of One Hundred and Fifty Thousand U.S. Dollars (U.S. $150,000), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 8.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a. Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

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(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St #848

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

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10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

4

The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

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ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED June 26, 2025, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$150,000.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. In consideration of the Holder’s agreement to extend the Maturity Date and the Maker’s contemporaneous entry into the Security Agreement, the Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to June 26, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that ce1iain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $111,596

Dated: July 25, 2025

Note No. TPH 1.13

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of One Hundred and Eleven Thousand Five Hundred and Ninety-Six U.S. Dollars (U.S. $111,596), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 8.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a.  Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

2

(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St PMB 416

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

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10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

4

The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

5

THUNDER POWER HOLDINGS, INC.

AMENDMENT TO PROMISSORY NOTE

This AMENDMENT TO PROMISSORY NOTE (this “Amendment”) is made and entered into as of January 13, 2026, by and between:

(1)	Thunder Power Holdings, Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or “Company”); and

(2)	Wellen Sham (the “Holder”).

The Maker and the Holder are each referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain Promissory Note dated July 25, 2025, issued by the Maker to the Holder, with Note No. TPH 1.13, in the original principal amount of U.S. $111,596 (the “Original Note”);

WHEREAS, the Parties have determined that the Principal Balance stated in the Original Note is incorrect, as it included an amount of U.S. $23,823 purportedly for a Delaware Franchise Tax payment that was not, in fact, paid;

WHEREAS, the Parties mutually agree to correct the Principal Balance of the Original Note to reflect the accurate amount; and

WHEREAS, the Parties desire to amend the Original Note as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. AMENDMENT TO PRINCIPAL BALANCE

a.	The first paragraph of the Original Note, which reads:

“Principal Amount: U.S. $111,596”

is hereby deleted in its entirety and replaced with the following:

“Principal Amount: U.S. $87,773”

b.	The recital of the principal amount in the body of the Original Note, which reads:

“the principal balance (the “Principal Balance”) of One Hundred and Eleven Thousand Five Hundred and Ninety-Six U.S. Dollars (U.S.$111,596)”

is hereby deleted in its entirety and replaced with the following:

“the principal balance (the “Principal Balance”) of Eighty-Seven Thousand Seven Hundred and Seventy-Three U.S. Dollars (U.S.$87,773)”

2. CONFIRMATION OF OTHER TERMS

Except as expressly amended by this Amendment, all other terms, conditions, covenants, representations, warranties, and provisions of the Original Note shall remain in full force and effect, unamended and unmodified. All references in the Original Note to “this Note” shall henceforth be deemed to refer to the Original Note as amended by this Amendment.

3. ENTIRE AGREEMENT; COUNTERPARTS

This Amendment, together with the Original Note as amended hereby, constitutes the entire agreement between the Parties concerning the subject matter hereof and supersedes all prior discussions, negotiations, and agreements. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart signature page of this Amendment by email (e.g., PDF) or other electronic means shall be as effective as delivery of a manually executed original.

4. GOVERNING LAW; JURY TRIAL WAIVER

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflict of laws principles. The Parties hereby irrevocably submit to the exclusive jurisdiction and venue of the state and federal courts located in New York County, New York, for any dispute arising out of or relating to this Amendment. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT.

5. EFFECTIVENESS

This Amendment shall become effective upon the execution and delivery by both Parties.

[signature page follows]

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IN WITNESS WHEREOF, the Parties have executed this Amendment to Promissory Note as of the date first written above.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to Amendment to Promissory Note]

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ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED July 25, 2025, as amended January 13, 2026, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$87,773.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. In consideration of the Holder’s agreement to extend the Maturity Date and the Maker’s contemporaneous entry into the Security Agreement, the Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to July 25, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original execnted copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $120,000

Dated: August 26, 2025

Note No. TPH 1.14

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of One Hundred and Twenty Thousand U.S. Dollars (U.S. $120,000), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 8.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a. Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

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(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St PMB 416

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

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9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

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The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

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ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED August 26, 2025, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$120,000.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. In consideration of the Holder’s agreement to extend the Maturity Date and the Maker’s contemporaneous entry into the Security Agreement, the Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to August 26, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $50,000

Dated: September 10, 2025

Note No. TPH 1.15

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of Fifty Thousand U.S. Dollars (U.S. $50,000), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 8.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a.  Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

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(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St PMB 416

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

3

10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

4

The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

5

ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED September 10, 2025, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$50,000.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. In consideration of the Holder’s agreement to extend the Maturity Date and the Maker’s contemporaneous entry into the Security Agreement, the Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to September 10, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $120,000

Dated: November 6, 2025

Note No. TPH 1.16

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of One Hundred and Twenty Thousand U.S. Dollars (U.S. $120,000), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 8.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a.  Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

2

(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St PMB 416

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

3

10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

4

The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

5

ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED November 6, 2025, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$l20,000.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. In consideration of the Holder’s agreement to extend the Maturity Date and the Maker’s contemporaneous entry into the Security Agreement, the Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to November 6, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4, By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $40,000

Dated: December 4, 2025

Note No. TPH 1.17

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of Forty Thousand U.S. Dollars (U.S. $40,000), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 8.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a.  Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

2

(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St PMB 416

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

3

10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

4

The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

5

ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED December 4, 2025, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$40,000.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. In consideration of the Holder’s agreement to extend the Maturity Date and the Maker’s contemporaneous entry into the Security Agreement, the Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to June 4, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning aserihed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $150,000

Dated: February 10, 2026

Note No. TPH 1.18

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of One Hundred and Fifty Thousand U.S. Dollars (U.S. $150,000), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 8.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a. Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

2

(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St PMB 416

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

3

9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

4

The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

5

ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED February 10, 2026, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$ l50,000.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. In consideration of the Holder’s agreement to extend the Maturity Date and the Maker’s contemporaneous entry into the Security Agreement, the Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to February 10, 2028 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $200,000

Dated: March 26, 2026

Note No. TPH 1.19

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of Two Hundred Thousand U.S. Dollars (U.S. $200,000), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 8.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a. Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

2

(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St PMB 416

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

3

9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

4

The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

5

ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED March 26, 2026, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$200,000.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. In consideration of the Holder’s agreement to extend the Maturity Date and the Maker’s contemporaneous entry into the Security Agreement, the Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to March 26, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $47,000

Dated: April 28, 2026

Note No. TPH 1.20

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of Forty-Seven Thousand U.S. Dollars (U.S. $47,000), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 8.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a.  Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

2

(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St PMB 416

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

3

10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

4

The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Mant
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

5

ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED April 28, 2026, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$47,000.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. In consideration of the Holder’s agreement to extend the Maturity Date and the Maker’s contemporaneous entry into the Security Agreement, the Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to April 28, 2028 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $125,000

Dated: May 19, 2026

Note No. TPH 1.21

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of One Hundred and Twenty-Five Thousand U.S. Dollars (U.S. $125,000), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 8.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a.  Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St PMB 416

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

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10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

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The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

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ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED May 19, 2026, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$125,000.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. In consideration of the Holder’s agreement to extend the Maturity Date and the Maker’s contemporaneous entry into the Security Agreement, the Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to May 19, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

THIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

Principal Amount: up to US$100,000

Dated: May 22, 2024

FOR VALUE RECEIVED, Feutune Light Acquisition Corporation (the “Maker” or the “Company”) promises to pay to the order of Ling Houng Sham (the “Payee”), for the outstanding principal balance (the “Outstanding Principal Balance”) up to One Hundred Thousand US Dollars (US$100,000), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this note (the “Note”). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the certain Agreement and Plan of Merger dated October 26, 2023, as amended by the certain Amendment to Agreement and Plan of Merger dated March 19, 2024 and Amendment No.2 to Agreement and Plan of Merger dated April 5, 2024, by and among the Maker, Thunder Power Holdings Limited (“Thunder Power”) and Feutune Light Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Maker (as amended, the “Merger Agreement”).

1. Principal. The Outstanding Principal Balance of this Note shall be payable by the Maker to the Payee in full upon the earlier to occur of (i) the date on which the Maker consummates a business combination or merger with Thunder Power which is a qualified target company (as described in its Prospectus (as defined below)) (the “Business Combination”) pursuant to a merger agreement (the “Merger Agreement”), and (ii) the date of expiry of the term of the Maker (each such date, the “Maturity Date”). The principal balance may be prepaid at any time prior to the Maturity Date without penalty. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Purpose of the Note. The proceeds of this Note are for the purpose paying the Maker’s general corporate expenses.

3. Repayment; Extension. The Payee, in her sole discretion, may determine that the repayment of the Outstanding Principal Balance be in cash, or in conversion pursuant to Section 4, on the Maturity Date.

4. Conversion Rights. The Payee has the right, but not the obligation, to convert this Note including the outstanding principal and accrued interests, in whole or in part, into private units (the “Units”) of the Maker, each consisting of one share of Class A common stock, one warrant and one right to receive one-tenth (1/10) of one share of Class A common stock of the Maker, that are identical to the public units of the Maker, as described in the Prospectus of the Maker (File Number 333-264221) (the “Prospectus”), by providing the Maker with written notice of its intention to convert this Note at least two business days prior to the closing of the Business Combination. The number of Units to be received by the Payee in connection with such conversion shall be an amount determined by dividing (x) the sum of the Outstanding Principal Balance payable to such Payee by (y) $10.00.

a. Fractional Units. No fractional Units will be issued upon conversion of this Note. In lieu of any fractional Shares to which Payee would otherwise be entitled, the Maker will pay to Payee in cash the amount of the unconverted Outstanding Principal Balance of this Note that would otherwise be converted into such fractional Unit.

b. Effect of Conversion. If the Maker timely receives notice of the Payee’s intention to convert this Note at least two business days prior to the closing of the Business Combination, this Note shall be deemed to be converted on such closing date. At its expense, the Maker will, upon receipt of such conversion notice, as soon as practicable after consummation of the Business Combination, issue and deliver to Payee, at Payee’s address as requested by Payee in her conversion notice, a certificate or certificates for the number of Units to which Payee is entitled upon such conversion (bearing such legends as are customary pursuant to applicable state and federal securities laws), including a check payable to Payee for any cash amounts payable as a result of any fractional Units as described herein.

5. Interest. This Note bears interest at a rate per annum equal to 8% of the Outstanding Principal Balance, from the date the Outstanding Principal Balance was made until the Outstanding Principal Balance is paid in full.

6. Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including but not limited to reasonable attorney’s and auditor’s fees and expenses, then to the payment in full of any late charges, and finally to the reduction of the Outstanding Principal Balance of this Note.

7. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a. Failure to Make Required Payments. Failure by the Maker to pay the Outstanding Principal Balance due pursuant to this Note more than 5 business days after the Maturity Date.

b. Voluntary Bankruptcy, etc. The commencement by the Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of the Maker generally to pay its debts as such debts become due, or the taking of corporate action by the Maker in furtherance of any of the foregoing.

c. Involuntary Bankruptcy, etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

d. Breach of Other Obligations. The Maker fails to perform or comply with any one or more of its obligations under this Note including the application of the proceeds of the Note to fund any other activities of the Maker other than the monthly extension payments.

e. Cross Default. Any present or future indebtedness of the Maker in respect of moneys borrowed or raised becomes (or becomes capable of being declared) due and payable prior to its stated maturity by reason of any event of default, or any such indebtedness is not paid when due or, as the case may be, within any applicable grace period.

f. Enforcement Proceedings. A distress, attachment, execution or other legal process is levied or enforced on or against any assets of the Maker which is not discharged or stayed within 30 days.

g. Unlawfulness and Invalidity. It is or becomes unlawful for the Maker to perform any of its obligations under this Note, or any obligations of the Maker under this Note are not or cease to be legal, valid, binding or enforceable.

8. Remedies.

a. Upon the occurrence of an Event of Default specified in Section 7(a) and 7(d) hereof, the Payee may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the Outstanding Principal Balance of this Note, and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein or in the documents evidencing the same to the contrary.

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b. Upon the occurrence of an Event of Default specified in Sections 7(b), 7(c), 7(e), 7(f) and 7(g) hereof, the Outstanding Principal Balance of this Note, and all other sums payable with regard to this Note hereunder, shall automatically and immediately become due and payable, in all cases without any action on the part of the Payee.

9. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Payee all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Payee after payment of all such Taxes shall be not less than the full amount provided hereunder.

10. Waivers. The Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by the Payee under the terms of this Note, and all benefits that might accrue to the Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and the Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof or any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by the Payee.

11. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “business day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York, the British Virgin Islands, Hong Kong or Taiwan for general banking business.

12. Notices. All notices, statements or other documents which are required or contemplated by this Note shall be made in writing and delivered: (i) personally or sent by first class registered or certified mail, overnight courier service to the address most recently provided in writing to such party or such other address as may be designated in writing by such party, (ii) by fax to the number most recently provided to such party or such other fax number as may be designated in writing by such party, or (iii) by email, to the email address most recently provided to such party or such other email address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on (a) the day of delivery, if delivered personally, (b) only if the receipt is acknowledged, the day after such receipt, if sent by fax or email, (c) the business day after delivery to an overnight courier service, if sent by an overnight courier service, or (d) 5 days after mailing if sent by first class registered or certified mail.

13. Construction. This Note shall be construed and enforced in accordance with the laws of New York, without regard to conflict of law provisions thereof.

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14. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any amounts contained in the trust account deriving from the proceeds of the IPO conducted by the Maker, as described in greater detail in the Prospectus filed with the Securities and Exchange Commission in connection with the IPO (the “Trust Account Funds”) set aside for the benefit of the public shareholders of the Maker and the underwriters of the IPO pursuant to the Investment Management Trust Agreement (as defined in the Prospectus), and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim from such sums in the Trust Account Funds. If Maker does not consummate the Business Combination, this Note shall be repaid from amounts remaining in the Trust Account Funds after the payment of the public shareholders and the underwriters of the IPO, if any, and from the proceeds of the sale of securities in a private placement if any as described in greater detail in Section 7.5 of the Merger Agreement. If Maker consummates any business combination with any target company, this Note shall be repaid from the proceeds of such business combination in the form determined by the Payee in her sole discretion.

15. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

16. Assignment. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Payee and her successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. The Payee may at any time without the consent of or notice to the Maker assign to one or more entities all or a portion of her rights under this Note.

[signature page follows]

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The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Feutune Light Acquisition Corporation, if prior to the Merger Effective Time

or

PubCo, if after the Merger Effective Time

By:	/s/ Yuanmei Ma
Name:	Yuanmei Ma
Title:	Chief Financial Officer

PAYEE:

Ling Houng Sham

By:	/s/ Ling Houng Sham
Name:	Ling Houng Sham

[signature page to the promissory note]

ALLONGE

ALLONGE TO PROMISSORY NOTE OF FEUTUNE LIGHT ACQUISITION CORP. (now THUNDER POWER HOLDINGS, INC., the “Maker”) DATED May 22, 2024, (the “Promissory Note”),

Payable to the order of

Ling Houng Sham (the “Holder”)

for the outstanding principal balance of

US$100,000.00

The parties acknowledge and agree that, in accordance with the terms of the Promissory Note, and upon consummation of the Business Combination on June 21, 2024, the Maker is Thunder Power Holdings, Inc. (formerly known as Feutune Light Acquisition Corp.).

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. The Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to May 22, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Outstanding Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

c)	Solely to the extent that, prior to the Effective Date (as defined below), an Event of Default existed under the Promissory Note by reason of non-payment at the Promissory Note’s original Maturity Date, such Event of Default is hereby waived as of the Effective Date. No other Default or Event of Default under the Promissory Note is waived or modified by this Allonge.

d)	From the Effective Date (as defined below) until the New Maturity Date, the Holder will not exercise the remedies set forth in Section 8 of the Promissory Note with respect to the existing Event of Default described in Section 1(c) above, so long as the Maker (i) has executed the Security Agreement and any related or ancillary agreements related thereto, (ii) is not otherwise in default and no other Event of Default exists, and (iii) pays current interest and any agreed fees when due. The forbearance described in this Section 1(d) shall end automatically if any of the foregoing conditions is not met and the Holder’s rights and remedies shall be fully available under the Promissory Note, this Allonge and applicable law.

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Ling Houng Sham
Ling Houng Sham

ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS LIMITED (now THUNDER POWER AI SUBSIDIARY, INC., the “Maker”) DATED June 18, 2024, (the “Promissory Note”),

Payable to the order of

Mrs. Sham Ling Houng (whose legal name is “Ling Houng Sham”) (the “Holder”)

in the original principal amount of

US$100,000.00

The parties acknowledge and agree that, upon consummation of the Business Combination on June 21, 2024, Thunder Power Holdings Limited merged with and into Feutune Light Merger Sub, Inc. with Feutune Light Merger Sub, Inc. continuing as the surviving corporation. Feutune Light Merger Sub, Inc. has since changed its name to Thunder Power AI Subsidiary, Inc. Accordingly, the Maker is Thunder Power AI Subsidiary, Inc. as successor by merger to Thunder Power Holdings Limited, and an affiliate of Thunder Power Holdings, Inc.

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. The Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to June 18, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Outstanding Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The parties acknowledge that the obligations under the Promissory Note constitute “Secured Obligations” (as defined in that certain Security

Agreement dated as of May 29, 2026) secured by the security interest granted by Thunder Power Holdings, Inc., as Grantor, in favor of Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

c)	Solely to the extent that, prior to the Effective Date (as defined below), an Event of Default existed under the Promissory Note by reason of non-payment at the Promissory Note’s original Maturity Date, such Event of Default is hereby waived as of the Effective Date. No other Default or Event of Default under the Promissory Note is waived or modified by this Allonge.

d)	From the Effective Date (as defined below) until the New Maturity Date, the Holder will not exercise the remedies set forth in Section 8 of the Promissory Note with respect to the existing Event of Default described in Section 1(c) above, so long as (i) Thunder Power Holdings, Inc. has executed the Security Agreement and any related or ancillary agreements related thereto, (ii) the Maker is not otherwise in default and no other Event of Default exists, and (iii) the Maker pays current interest and any agreed fees when due. The forbearance described in this Section 1(d) shall end automatically if any of the foregoing conditions is not met and the Holder’s rights and remedies shall be fully available under the Promissory Note, this Allonge and applicable law.

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power AI Subsidiary, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Mrs. Sham Ling Houng
Mrs. Sham Ling Houng
(Legal name: Ling Houng Sham)

ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS LIMITED (now THUNDER POWER AI SUBSIDIARY, INC., the “Maker”) DATED June 18, 2024, (the “Promissory Note”),

Payable to the order of

Wellen Sham (the “Holder”)

in the original principal amount of

US$260,000.00

The parties acknowledge and agree that, upon consummation of the Business Combination on June 21, 2024, Thunder Power Holdings Limited merged with and into Feutune Light Merger Sub, Inc. with Feutune Light Merger Sub, Inc. continuing as the surviving corporation. Feutune Light Merger Sub, Inc. has since changed its name to Thunder Power AI Subsidiary, Inc. Accordingly, the Maker is Thunder Power AI Subsidiary, Inc. as successor by merger to Thunder Power Holdings Limited, and an affiliate of Thunder Power Holdings, Inc.

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. The Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to June 18, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Outstanding Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The parties acknowledge that the obligations under the Promissory Note constitute “Secured Obligations” (as defined in that certain Security Agreement dated as of May 29, 2026) secured by the security interest granted by Thunder Power Holdings, Inc., as Grantor, in favor of Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

c)	Solely to the extent that, prior to the Effective Date (as defined below), an Event of Default existed under the Promissory Note by reason of non-payment at the Promissory Note’s original Maturity Date, such Event of Default is hereby waived as of the Effective Date. No other Default or Event of Default under the Promissory Note is waived or modified by this Allonge.

d)	From the Effective Date (as defined below) until the New Maturity Date, the Holder will not exercise the remedies set forth in Section 8 of the Promissory Note with respect to the existing Event of Default described in Section 1(c) above, so long as (i) Thunder Power Holdings, Inc. has executed the Security Agreement and any related or ancillary agreements related thereto, (ii) the Maker is not otherwise in default and no other Event of Default exists, and (iii) the Maker pays current interest and any agreed fees when due. The forbearance described in this Section 1(d) shall end automatically if any of the foregoing conditions is not met and the Holder’s rights and remedies shall be fully available under the Promissory Note, this Allonge and applicable law.

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power AI Subsidiary, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

THIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

Principal Amount: up to US$300,000

Dated: June 21, 2024

FOR VALUE RECEIVED, Feutune Light Acquisition Corporation, if prior to the Closing Date (as such term is defined in the Merger Agreement (as defined below)), or the Surviving Corporation (as such term is defined in the Merger Agreement), if after the Closing Date (the “Maker” or the “Company”) promises to pay to the order of Wellen Sham (the “Payee”), the outstanding principal balance (the “Outstanding Principal Balance”) up to Three Hundred Thousand US Dollars (US$300,000), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this note (the “Note”). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the certain Agreement and Plan of Merger dated October 26, 2023, as amended by that certain Amendment to Agreement and Plan of Merger dated March 19, 2024, by and among the Maker, the Payee and Feutune Light Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Maker (as amended, the “Merger Agreement”).

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Payee upon the earlier of (such date, the “Maturity Date”): (a) 90 days after the date on which the Maker consummates a business combination or merger with a qualified target company (as described in its Prospectus (as defined below) ) (a “Business Combination”) , and (b) the date of the liquidation of the Maker. The principal balance may be prepaid at any time prior to the Maturity Date without penalty. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Conversion Rights. The Payee has the right, but not the obligation, to convert this Note, in whole or in part, into private units (the “Units”) of the Maker, each consisting of one share of Class A common stock, one warrant and one right to receive one-tenth (1/10) of one share of Class A common stock of the Maker, that are identical to the public units of the Maker, as described in the Prospectus of the Maker (File Number 333-264221) (the “Prospectus”), by providing the Maker with written notice of its intention to convert this Note at least two business days prior to the closing of the Business Combination. The number of Units to be received by the Payee in connection with such conversion shall be an amount determined by dividing (x) the sum of the Outstanding Principal Balance payable to such Payee by (y) $10.00.

a. Fractional Units. No fractional Units will be issued upon conversion of this Note. In lieu of any fractional Shares to which Payee would otherwise be entitled, the Maker will pay to Payee in cash the amount of the unconverted Outstanding Principal Balance of this Note that would otherwise be converted into such fractional Unit.

b. Effect of Conversion. If the Maker timely receives notice of the Payee’s intention to convert this Note at least two business days prior to the closing of the Business Combination, this Note shall be deemed to be converted on such closing date. At its expense, the Maker will, upon receipt of such conversion notice, as soon as practicable after consummation of the Business Combination, issue and deliver to Payee, at Payee’s address as requested by Payee in its conversion notice, a certificate or certificates for the number of Units to which Payee is entitled upon such conversion (bearing such legends as are customary pursuant to applicable state and federal securities laws), including a check payable to Payee for any cash amounts payable as a result of any fractional Units as described herein.

3. Interest. This Note bears interest at a rate per annum equal to 10.00% of the Outstanding Principle Balance, from the date hereof until the Outstanding Principle Balance is paid in full.

4. Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including but not limited to reasonable attorney’s and auditor’s fees and expenses, then to the payment in full of any late charges, and finally to the reduction of the Outstanding Principal Balance of this Note.

5. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a. Failure to Make Required Payments. Failure by the Maker to pay the Outstanding Principal Balance due pursuant to this Note more than 5 business days after the Maturity Date.

b. Voluntary Bankruptcy, etc. The commencement by the Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of the Maker generally to pay its debts as such debts become due, or the taking of corporate action by the Maker in furtherance of any of the foregoing.

c. Involuntary Bankruptcy, etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

d. Breach of Other Obligations. The Maker fails to perform or comply with any one or more of its obligations under this Note including the application of the proceeds of the Note to fund any other activities of the Maker other than the monthly extension payments.

e. Cross Default. Any present or future indebtedness of the Maker in respect of moneys borrowed or raised becomes (or becomes capable of being declared) due and payable prior to its stated maturity by reason of any event of default, or any such indebtedness is not paid when due or, as the case may be, within any applicable grace period.

f. Enforcement Proceedings. A distress, attachment, execution or other legal process is levied or enforced on or against any assets of the Maker which is not discharged or stayed within 30 days.

g. Unlawfulness and Invalidity. It is or becomes unlawful for the Maker to perform any of its obligations under this Note, or any obligations of the Maker under this Note are not or cease to be legal, valid, binding or enforceable.

6. Remedies.

a. Upon the occurrence of an Event of Default specified in Section 7(a) and 7(d) hereof, the Payee may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the Outstanding Principal Balance of this Note, and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein or in the documents evidencing the same to the contrary.

b. Upon the occurrence of an Event of Default specified in Sections 7(b), 7(c), 7(e), 7(f) and 7(g) hereof, the Outstanding Principal Balance of this Note, and all other sums payable with regard to this Note hereunder, shall automatically and immediately become due and payable, in all cases without any action on the part of the Payee.

7. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Payee all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Payee after payment of all such Taxes shall be not less than the full amount provided hereunder.

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8. Waivers. The Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by the Payee under the terms of this Note, and all benefits that might accrue to the Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and the Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof or any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by the Payee.

9. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “business day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York, the British Virgin Islands, Hong Kong or Taiwan for general banking business.

10. Notices. All notices, statements or other documents which are required or contemplated by this Note shall be made in writing and delivered: (i) personally or sent by first class registered or certified mail, overnight courier service to the address most recently provided in writing to such party or such other address as may be designated in writing by such party, (ii) by fax to the number most recently provided to such party or such other fax number as may be designated in writing by such party, or (iii) by email, to the email address most recently provided to such party or such other email address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on (a) the day of delivery, if delivered personally, (b) only if the receipt is acknowledged, the day after such receipt, if sent by fax or email, (c) the business day after delivery to an overnight courier service, if sent by an overnight courier service, or (d) 5 days after mailing if sent by first class registered or certified mail.

11. Construction. This Note shall be construed and enforced in accordance with the laws of New York, without regard to conflict of law provisions thereof.

12. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any amounts contained in the trust account deriving from the proceeds of the IPO conducted by the Maker, as described in greater detail in the Prospectus filed with the Securities and Exchange Commission in connection with the IPO (the “Trust Account Funds”) set aside for the benefit of the public shareholders of the Maker and the underwriters of the IPO pursuant to the Investment Management Trust Agreement (as defined in the Prospectus), and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim from such sums in the Trust Account Funds. If Maker does not consummate the Business Combination, this Note shall be repaid from amounts remaining in the Trust Account Funds after the payment of the public shareholders and the underwriters of the IPO, if any, and from the proceeds of the sale of securities in a private placement if any as described in greater detail in Section 7.5 of the Merger Agreement. If Maker consummates any business combination with any target company, this Note shall be repaid from the proceeds of such business combination in the form determined by the Payee in its sole discretion.

13. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

14. Assignment. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Payee and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. The Payee may at any time without the consent of or notice to the Maker assign to one or more entities all or a portion of its rights under this Note.

[signature page follows]

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The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Feutune Light Acquisition Corporation

By:	/s/ Yuanmei Ma
Name:	Yuanmei Ma
Title:	CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

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ALLONGE

ALLONGE TO PROMISSORY NOTE OF FEUTUNE LIGHT ACQUISITION CORP. (now THUNDER POWER HOLDINGS, INC., the “Maker”) DATED June 21, 2024, (the “Promissory Note”),

Payable to the order of

Wellen Sham (the “Holder”)

for the outstanding principal balance of

US$300,000.00

The parties acknowledge and agree that, in accordance with the terms of the Promissory Note, and upon consummation of the Business Combination on June 21, 2024, the Maker is Thunder Power Holdings, Inc. (formerly known as Feutune Light Acquisition Corp.).

The terms of the Promissory Note to which this Allonge is appended are hereby an1ended as follows:

1. The Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to June 21, 2027 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Outstanding Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

c)	Solely to the extent that, prior to the Effective Date (as defined below), an Event of Default existed under the Promissory Note by reason of non-payment at the Promissory Note’s original Maturity Date, such Event of Default is hereby waived as of the Effective Date. No other Default or Event of Default under the Promissory Note is waived or modified by this Allonge.

d)	From the Effective Date (as defined below) until the New Maturity Date, the Holder will not exercise the remedies set forth in Section 6 of the Promissory Note with respect to the existing Event of Default described in Section 1(c) above, so long as the Maker (i) has executed the Security Agreement and any related or ancillary agreements related thereto, (ii) is not otherwise in default and no other Event of Default exists, and (iii) pays current interest and any agreed fees when due. The forbearance described in this Section 1(d) shall end automatically if any of the foregoing conditions is not met and the Holder’s rights and remedies shall be fully available under the Promissory Note, this Allonge and applicable law.

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $350,060

Dated: September 11, 2024

Note No. TPH 1.01

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of Three Hundred fifty Thousand and Sixty U.S. Dollars (U.S. $350,060), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 10.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a.  Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a) If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St #848

Wilmington, Delaware 19801

Attn: Yuanmei Ma, Chief Financial Officer

E-mail: sunnymei2005@gmail.com

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b) If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

3

10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

4

The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	\s\ Wellen Sham

[signature page to the promissory note]

ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED September 11, 2024, (the “Promissory Note”).

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$350,060.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. The Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to September 11, 2026 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promisso1y Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

c)	Solely to the extent that, prior to the Effective Date (as defined below), an Event of Default existed under the Promissory Note by reason of non-payment at the Promissory Note’s original Maturity Date, such Event of Default is hereby waived as of the Effective Date. No other Default or Event of Default under the Promissory Note is waived or modified by this Allonge.

d)	From the Effective Date (as defined below) until the New Maturity Date, the Holder will not exercise the remedies set forth in Section 4 of the Promissory Note with respect to the existing Event of Default described in Section 1(c) above, so long as the Maker (i) has executed the Security Agreement and any related or ancillary agreements related thereto, (ii) is not otherwise in default and no other Event of Default exists, and (iii) pays current interest and any agreed fees when due. The forbearance described in this Section 1(d) shall end automatically if any of the foregoing conditions is not met and the Holder’s rights and remedies shall be fully available under the Promissory Note, this Allonge and applicable law.

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE OTHER SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THUNDER POWER HOLDINGS, INC.

PROMISSORY NOTE

Principal Amount: U.S. $100,000

Dated: October 16, 2024

Note No. TPH 1.02

FOR VALUE RECEIVED, Thunder Power Holdings. Inc., a corporation organized under the laws of the State of Delaware (the “Maker” or the “Company”), hereby promises to pay to the order of Wellen Sham (the “Holder”) the principal balance (the “Principal Balance”) of One Hundred Thousand U.S. Dollars (U.S. $100,000), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The Principal Balance of this Note shall be payable by the Maker to the Holder (such date, the “Maturity Date”) 365 days after the date of this Note. The Maturity Date may be extended at the option of the Holder. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest Rate. Interest shall accrue on the outstanding Principal Balance hereof at an annual rate equal to 10.00% (the “Interest Rate”). The Interest Rate shall be calculated based on a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

3. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

a.  Failure by the Maker to pay the outstanding Principal Balance and Interest or other amounts due pursuant to this Note more than five (5) Business Days after the Maturity Date.

b. The Company shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company makes a general assignment of all or substantially all of its assets for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

4. Remedies. Upon the occurrence of an Event of Default specified in Section 3 hereof, the Holder may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the outstanding Principal Balance of this Note, including Interest and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

5. Taxes. The Maker will pay all amounts due hereunder free and clear of and without reduction for any taxes, levies, imposts, deductions, withholding or charges imposed or levied by any governmental authority or any political subdivision or taxing authority thereof with respect thereto (“Taxes”). The Maker will pay on behalf of the Holder all such Taxes so imposed or levied and any additional amounts as may be necessary so that the net payment of principal and any interest on this Note received by the Holder after payment of all such Taxes shall be not less than the full amount provided hereunder.

6. Choice of Law; Venue; Waiver of Jury Trial.

(a) Governing Law. This Note and the rights and obligations of the Parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (the “Governing Jurisdiction”) (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Holder or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Holder arising out of or based upon this Note or any matter relating to this Note, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Holder in any suit, claim, action, litigation or proceeding brought by the Holder against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Holder brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Holder against the Company. The Company and Holder agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Holder, or by the Holder against the Company, in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company and Holder each irrevocably and unconditionally agree that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the other Party arising out of or based upon this Note or any matter relating to this Note, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the Parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Holder agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(iv) The Company and the Holder irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Note, such service to become effective thirty (30) days after the date of mailing.

(v) Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS NOTE OR ANY MATTER RELATING TO THIS NOTE. THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder. For the purpose of this Note, “Business Day” shall mean a day (other than a Saturday, Sunday or public holiday) on which banks are open in New York City, New York or Taiwan for general banking business.

8. Notices. All notices, consents, waivers or other communications required or permitted to be given under the terms of this Note shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (unless the sender of such electronic mail receives a non-delivery message (but not other automated replies, such as out-of-office notifications)), or by registered or certified mail (postage paid, return receipt requested) (upon receipt thereof) to the other Party as follows:

(a)	If to Company, to:

Thunder Power Holdings, Inc.

221 W 9th St #848

Wilmington, Delaware 19801

Attn: Ho Pok Man, Interim Chief Financial Officer

E-mail: simon.ho@aiev.ai

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Sq 40th Floor,

New York, NY 10036 Attn: Elizabeth F. Chen, Esq.

E-mail: echen@pryorcashman.com

(b)	If to Holder, to:

Wellen Sham

19/F, No. 654 Guangfu South Road, Da’an District

Taipei, Taiwan, Republic of China

wellenol@protonmail.com

or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.

9. Waiver. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

10. Amendment. Any amendment hereto may be made with, and only with, the written consent of the Maker and the Holder.

11. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12. Assignment or Transfer. This Note shall be binding upon the Maker and its successors and assignees and is for the benefit of the Holder and its successors and assignees, except that the Maker may not assign or otherwise transfer its rights or obligations under this Note. If this Note is to be transferred or assigned by the Holder, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered in the name of the registered transferee or assignee, representing the outstanding Principal Balance being transferred by the Holder (along with any accrued and unpaid Interest thereof) and, if less than the entire outstanding Principal Balance is being transferred, a new Note to the Holder representing the outstanding Principal Balance not being transferred.

[signature page follows]

The Parties, intending to be legally bound hereby, have caused this Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

Thunder Power Holdings, Inc.

By:	/s/ Ho Pok Man
Name:	Ho Pok Man
Title:	Interim CFO

PAYEE:

Wellen Sham

By:	/s/ Wellen Sham

[signature page to the promissory note]

ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED October 16, 2024, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$100,000.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. The Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to October 16, 2026 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

c)	Solely to the extent that, prior to the Effective Date (as defined below), an Event of Default existed under the Promissory Note by reason of non-payment at the Promissory Note’s original Maturity Date, such Event of Default is hereby waived as of the Effective Date. No other Default or Event of Default under the Promissory Note is waived or modified by this Allonge.

d)	From the Effective Date (as defined below) until the New Maturity Date, the Holder will not exercise the remedies set forth in Section 4 of the Promissory Note with respect to the existing Event of Default described in Section l(c) above, so long as the Maker (i) has executed the Security Agreement and any related or ancillary agreements related thereto, (ii) is not otherwise in default and no other Event of Default exists, and (iii) pays current interest and any agreed fees when due. The forbearance described in this Section 1(d) shall end automatically if any of the foregoing conditions is not met and the Holder’s rights and remedies shall be fully available under the Promissory Note, this Allonge and applicable law.

2. Effective Date. The amendments set forth in paragraph l above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham

ALLONGE

ALLONGE TO PROMISSORY NOTE OF THUNDER POWER HOLDINGS, INC. (“Maker”) DATED December 10, 2024, (the “Promissory Note”),

Payable to the order of

WELLEN SHAM (the “Holder”)

in the original principal amount of

US$120,000.00

The terms of the Promissory Note to which this Allonge is appended are hereby amended as follows:

1. The Promissory Note is amended as follows:

a)	The “Maturity Date” of the Promissory Note is hereby extended to December 10, 2026 (the “New Maturity Date”), and all references in the Promissory Note to the date on which the Principal Balance is due shall be deemed to refer to the New Maturity Date. For the avoidance of doubt, interest shall continue to accrue in accordance with the Promissory Note through and including the New Maturity Date.

b)	The Maker and Holder acknowledge that, as of May 29, 2026, the obligations under the Promissory Note are secured pursuant to that certain Security Agreement by and among the Maker, as Grantor, and Wellen Sham and Ling Houng Sham, as Secured Parties (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”).

c)	Solely to the extent that, prior to the Effective Date (as defined below), an Event of Default existed under the Promissory Note by reason of non-payment at the Promissory Note’s original Maturity Date, such Event of Default is hereby waived as of the Effective Date. No other Default or Event of Default under the Promissory Note is waived or modified by this Allonge.

d)	From the Effective Date (as defined below) until the New Maturity Date, the Holder will not exercise the remedies set forth in Section 4 of the Promissory Note with respect to the existing Event of Default described in Section 1(c) above, so long as the Maker (i) has executed the Security Agreement and any related or ancillary agreements related thereto, (ii) is not otherwise in default and no other Event of Default exists, and (iii) pays current interest and any agreed fees when due. The forbearance described in this Section 1(d) shall end automatically if any of the foregoing conditions is not met and the Holder’s rights and remedies shall be fully available under the Promissory Note, this Allonge and applicable law.

2. Effective Date. The amendments set forth in paragraph 1 above will become effective on the date (the “Effective Date”) that (i) the Maker has executed this Allonge and (ii) the Holder has received and accepted delivery of the executed Allonge and counter-signed below.

3. The Promissory Note to which this Allonge is appended shall continue in full force and effect as modified hereby. In the event of any conflict between the terms of the Promissory Note and this Allonge, the terms of this Allonge shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Promissory Note.

4. By its execution of this Allonge where indicated below, the Maker agrees to the amendments to the Promissory Note described herein and the other covenants and agreements contained herein and agrees to attach an original executed copy of this Allonge to the Promissory Note.

[Signature page follows]

Signed the 29th day of May, 2026.

MAKER

Thunder Power Holdings, Inc.

By:	/s/ Pok Man Ho
Name:	Pok Man Ho
Title:	Interim CFO

HOLDER:

Confirmed and Agreed:

/s/ Wellen Sham
Wellen Sham